EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

     In connection with the Quarterly Report of Trans-Science Corporation (the "Company") on Form 10-QSB for the quarter ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rubelyn de la Cruz, Treasurer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2007

                                        By: /s/ Rubelyn de la Cruz
                                            ---------------------------
                                            Rubelyn de la Cruz
                                            Treasurer